                                                                    EXHIBIT 99.3

                         THE FARWELL STATE SAVINGS BANK
                                FARWELL, MICHIGAN
                     INTERIM UNAUDITED FINANCIAL STATEMENTS
                            FOR THE NINE MONTHS ENDED
                           SEPTEMBER 30, 2006 AND 2005


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                         THE FARWELL STATE SAVINGS BANK
                             UNAUDITED BALANCE SHEET
                             (Dollars in thousands)

                                                      September 30
                                                          2006
                                                      ------------
ASSETS
   Cash and demand deposits due from banks              $  1,917
   Federal funds sold                                      2,418
                                                        --------
         TOTAL CASH AND CASH EQUIVALENTS                   4,335
   Investment securities available for sale               17,165
   Loans (net of the allowance for loan losses)           63,910
   Premises and equipment                                    307
   Bank-owned life insurance                               1,320
   Accrued interest receivable                               413
   Other assets                                              655
                                                        --------
TOTAL ASSETS                                            $ 88,105
                                                        ========
LIABILITIES AND SHAREHOLDERS' EQUITY
   Deposits
      Noninterest bearing                               $ 10,195
      Interest-bearing                                    62,600
                                                        --------
         TOTAL DEPOSITS                                   72,795
   Accrued interest and other liabilities                  1,062
                                                        --------
         TOTAL LIABILITIES                                73,857
   Shareholders' Equity
      Common stock, $10 par value, 262,500 shares
         authorized, issued and outstanding                2,625
      Additional paid in capital                           2,625
      Retained earnings                                    9,026
      Accumulated other comprehensive loss                   (28)
                                                        --------
         TOTAL SHAREHOLDERS' EQUITY                       14,248
                                                        --------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY              $ 88,105
                                                        ========

See note to interim unaudited financial statements

                         THE FARWELL STATE SAVINGS BANK
                         UNAUDITED STATEMENTS OF INCOME
                             (Dollars in thousands)

                                                       Nine Months Ended
                                                          September 30
                                                      -------------------
                                                        2006       2005
                                                      --------   --------
INTEREST INCOME
   Loans, including fees                              $  3,177   $  3,144
   Investment securities
      Taxable                                              320        245
      Nontaxable                                           155        155
   Federal funds sold and other                            131        122
                                                      --------   --------
         TOTAL INTEREST INCOME                           3,783      3,666

   Interest expense on deposits                          1,261      1,070
                                                      --------   --------
         NET INTEREST INCOME                             2,522      2,596

NONINTEREST INCOME
   Service charges and fees                                204        198
   Title insurance revenue                                  21         23
   Other                                                     2         15
                                                      --------   --------
         TOTAL NONINTEREST INCOME                          227        236

NONINTEREST EXPENSES
   Compensation and benefits                               726        696
   Occupancy                                                60         53
   Furniture and equipment                                 146        147
   Charitable donations                                      7          7
   Other                                                   340        270
                                                      --------   --------
         TOTAL NONINTEREST EXPENSES                      1,279      1,173

         INCOME BEFORE FEDERAL INCOME TAXES              1,470      1,659
Federal income taxes                                       446        513
                                                      --------   --------
         NET INCOME                                   $  1,024   $  1,146
                                                      ========   ========
         NET INCOME PER BASIC SHARE OF COMMON STOCK   $   3.90   $   4.37
                                                      ========   ========
Average shares outstanding                             262,500    262,500
                                                      ========   ========

See note to interim unaudited financial statements

                         THE FARWELL STATE SAVINGS BANK
                  UNAUDITED STATEMENTS OF COMPREHENSIVE INCOME
                             (Dollars in thousands)

                                                      Nine Months Ended
                                                         September 30
                                                      -----------------
                                                        2006     2005
                                                       ------   ------
NET INCOME                                             $1,024   $1,146
                                                       ------   ------
Other comprehensive loss before income
   taxes:
   Unrealized losses on available-for-sale
      securities:
      Unrealized holding gains (losses) arising
         during period                                    104     (103)
      Reclassification adjustment for net
         realized gains included in net
         income                                            (9)      --
                                                       ------   ------
Other comprehensive income (loss) before income tax
   expense (benefit)                                       95     (103)
Income tax (expense) benefit related to other
   comprehensive income (loss)                            (32)      35
                                                       ------   ------
OTHER COMPREHENSIVE INCOME (LOSS)                          63      (68)
                                                       ------   ------
   COMPREHENSIVE INCOME                                $1,087   $1,078
                                                       ======   ======

                         THE FARWELL STATE SAVINGS BANK
             UNAUDITED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY
                             (Dollars in thousands)

                                                       Nine Months Ended
                                                          September 30
                                                      -------------------
                                                        2006       2005
                                                      --------   --------
NUMBER OF SHARES OF COMMON STOCK OUTSTANDING
   Balance at beginning of period                      262,500    262,500
   Issuance of common stock                                 --         --
                                                      --------   --------
      BALANCE END OF PERIOD                            262,500    262,500
                                                      ========   ========
COMMON STOCK
   Balance at beginning of period                     $  2,625   $  2,625
   Issuance of common stock                                 --         --
                                                      --------   --------
      BALANCE END OF PERIOD                              2,625      2,625
ADDITIONAL PAID IN CAPITAL
   Balance at beginning of period                        2,625      2,625
   Issuance of common stock                                 --         --
                                                      --------   --------
      BALANCE END OF PERIOD                              2,625      2,625
RETAINED EARNINGS
   Balance at beginning of period                        8,396      9,736
   Net income                                            1,024      1,146
   Cash dividends ($1.50 per share in 2006 and
      $9.25 per share in 2005)                            (394)    (2,428)
                                                      --------   --------
      BALANCE END OF PERIOD                              9,026      8,454
ACCUMULATED OTHER COMPREHENSIVE LOSS
   Balance at beginning of period                          (91)        13
   Other comprehensive income (loss)                        63        (68)
                                                      --------   --------
      BALANCE END OF PERIOD                                (28)       (55)
                                                      --------   --------
      TOTAL SHAREHOLDERS' EQUITY END OF PERIOD        $ 14,248   $ 13,649
                                                      ========   ========

See note to interim unaudited financial statements

                         THE FARWELL STATE SAVINGS BANK
                       UNAUDITED STATEMENTS OF CASH FLOWS
                             (Dollars in thousands)

                                                      Nine Months Ended
                                                         September 30
                                                      -----------------
                                                        2006      2005
                                                      -------   -------
OPERATING ACTIVITIES
Net income                                            $ 1,024   $ 1,146
Reconciliation of net income to net cash
   provided by operations:
   Depreciation                                            25        34
   Net amortization of investment securities               74         4
   Realized gain on sale of investment
      securities                                            9        --
   Increase in cash value of life insurance               (21)      (21)
   Deferred income taxes                                   --        56
   Changes in operating assets and
      liabilities which provided (used) cash
      Interest receivable                                  12        14
      Other assets                                         57      (192)
      Accrued interest and other liabilities             (146)     (147)
                                                      -------   -------
         NET CASH PROVIDED BY OPERATING ACTIVITIES      1,034       894
INVESTING ACTIVITIES
   Activity in available-for-sale securities
      Maturities, calls, and sales                      5,632     5,441
      Purchases                                        (4,862)   (4,782)
   Net (increase) decrease in loans                      (436)      506
   Purchases of premises and equipment                     (3)      (20)
   Redemption of cash value of life insurance              --        31
                                                      -------   -------
         NET CASH PROVIDED BY INVESTING
            ACTIVITIES                                    331     1,176
FINANCING ACTIVITIES
   Net increase in noninterest bearing deposits           555     1,172
   Net (decrease) increase in interest bearing
      deposits                                         (2,139)    2,207
   Cash dividends paid on common stock                   (394)   (2,428)
                                                      -------   -------
         NET CASH (USED IN) PROVIDED BY FINANCING
            ACTIVITIES                                 (1,978)      951
                                                      -------   -------
(DECREASE) INCREASE IN CASH AND CASH EQUIVELANTS         (613)    3,021
Cash and cash equivelants at beginning of year          4,948     4,168
                                                      -------   -------
         CASH AND CASH EQUIVALENTS AT END OF PERIOD   $ 4,335   $ 7,189
                                                      =======   =======

See note to interim unaudited financial statements

                         THE FARWELL STATE SAVINGS BANK
                 NOTE TO INTERIM UNAUDITED FINANCIAL STATEMENTS

NOTE 1 - BASIS OF PRESENTATION

The accompanying unaudited condensed financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting only of normal recurring accruals) considered necessary for a fair presentation have been included. For further information, refer to the financial statements and footnotes included in the Corporation's December 31, 2005 financial statements.